Exhibit 32.1
LEIDOS HOLDINGS, INC.
CERTIFICATION OF CHAIRMAN AND CHIEF EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Leidos Holdings, Inc. (the "Company") on Form 10-K for the year ended January 3, 2025, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas A. Bell, Chief Executive Officer of Leidos Holdings, Inc., certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 11, 2025

/s/ Thomas A. Bell
Thomas A. Bell
Chief Executive Officer